Guidance ï Vision ï Experience	American Beacon Treasury Inflation Protected Securities Fund	Ticker Symbol: A Class: ATSAX C Class: ATSCX Institutional: ATPIX Y Class: ACUYX Investor: ABTPX

SUMMARY PROSPECTUS	MARCH 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated March 1, 2011, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is inflation protection and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 8 of the prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 38 of the statement of additional information.

Shareholder fees
(fees paid directly from your investment)

	Share classes
	A	C	Institutional	Y	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge load[1] (as a % of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Institutional	Y	Investor
Management fees	0.12%	0.12%	0.12%	0.12%	0.12%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.62%	0.65%	0.23%	0.48%	0.63%
Total annual fund operating expenses	0.99%	1.77%	0.35%	0.60%	0.75%
Expense Waiver and Reimbursement			0.10%[2]		0.06%
Total annual fund operating expenses after expense waiver and reimbursements			0.25%		0.69%[3]

[1]	The CDSC is eliminated 12 months after purchase

[2]	The Manager has contractually agreed to waive administrative services fees for the Institutional Class in an amount equal to 0.10% of the average daily net assets of that class through February 29, 2012. The administrative services fee waiver can be changed only by approval of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Expense Waiver and Reimbursement of a class to exceed the percentage limit contractually agreed.

[3]	Total annual fund operating expenses after waiver and reimbursements have been restated to reflect the current contractual expense arrangement. The Manager has contractually agreed to waive and/or reimburse the Investor Class of the Fund for Distribution Fees and Other Expenses, as applicable, through February 29, 2012 to the extent that Total Annual Fund Operating Expenses exceed 0.69% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be only changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$571	$775	$996	$1,630
C	$280	$557	$959	$2,084
Institutional	$26	$102	$186	$433
Y	$61	$192	$335	$750
Investor	$65	$229	$406	$920

Assuming no redemption of shares:

	1 year	3 years	5 years	10 years
C Class	$180	$557	$959	$2,084

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 214% of the average value of its portfolio.

Summary Prospectus ï March 1, 2011	American Beacon Treasury Inflation Protected Securities Fund

Principal Investment Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Under normal circumstances, the Fund’s dollar-weighted average maturity is expected to be between three and twenty years.

Inflation-indexed securities, also known as inflation-protected securities, are fixed-income instruments structured such that their interest and/or principal payments are adjusted in order to provide a total return exceeding inflation over the long term.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund’s assets are currently allocated among two sub-advisors.

One sub-advisor uses strategic (top-down) and tactical (bottom-up) analyses to determine a strategy whose goal is to outperform the Fund’s benchmark. The other sub-advisor’s investment process combines top down cyclical macroeconomic analysis with bottom-up relative value analysis. The sub-advisor’s top-down research contributes 60%-70% of the value added and drives duration and yield curve strategies. The remaining 30%-40% of the value added is generated by the sub-advisor’s bottom-up issue selection focusing on the issue’s theoretical fair value, seasonality impacts and supply/demand.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Interest Rate Risk
The Fund is subject to the risk that the market value of the securities it holds will decline due to rising interest rates. When interest rates rise, the prices of most fixed-income securities go down. Although the inflation-indexed securities held by the Fund are protected against loss in principal value due to inflation, their prices will be affected by fluctuations in real interest rates. The price of a fixed-income security is also affected by its maturity. Securities with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s portfolio is subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Credit Risk
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Income Risk
Because the interest and/or principal payments on an inflation-indexed security are adjusted periodically for changes in inflation, the income distributed by the Fund may be irregular. To achieve a total return greater than the rate of inflation over the long term, the portion of the Fund’s distributions attributable to inflation adjustments must be reinvested in additional Fund shares.

Deflation Risk
In a period of sustained deflation, the inflation-indexed securities held by the Fund may not pay any income. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-indexed securities it issues, other issuers may not offer the same guarantee. As a result, the Fund may suffer a loss during periods of sustained deflation.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

High Portfolio Turnover Risk
Portfolio turnover is a measure of a fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by the Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

Summary Prospectus ï March 1, 2011	American Beacon Treasury Inflation Protected Securities Fund

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Treasury Inflation-Protected Securities (TIPS) Funds Index, a composite of mutual funds comparable to the Fund. The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began offering Institutional Class shares on June 30, 2004, Investor Class shares on March 1, 2009, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class is shown for Investor Class shares from June 30, 2004 through March 1, 2009 and Y Class shares up to the inception date of the Y Class. The performance of the Institutional Class is shown for Y Class and C Class shares from June 30, 2004 through March 1, 2009 and Investor Class shares from June 30, 2004 through the inception of the A Class and C Class. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older share classes had lower expenses, their performance was better than the newer share classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Highest Quarterly Return:	5.70%
(1/1/05 through 12/31/10)	(1st Quarter 2008)
Lowest Quarterly Return:	-4.82%
(1/1/05 through 12/31/10)	(4th Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2010
	Inception Date
	of Class			Since
Institutional Class	6/30/2004	1 Year	5 Years	Inception
Return Before Taxes		5.03%	5.11%	4.82%
Return After Taxes on Distributions		4.80%	3.94%	3.46%
Return After Taxes on Distributions and Sale of Fund Shares		3.58%	3.70%	3.33%

Share class	Inception Date			Since
(before taxes)	of Class	1 Year	5 Years	Inception
A	5/17/2010	4.45%	4.93%	4.68%
C	9/1/2010	4.16%	4.87%	4.64%
Investor	3/1/2009	4.62%	4.96%	4.71%
Y	3/1/2010	4.81%	5.06%	4.79%

			Since
Indexes (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Inception
Barclays Capital 1-10 Yr. U.S. TIPS Index (formerly Lehman Brothers TIPS Index)	5.22%	5.41%	5.22%
Lipper TIPS Funds Index	6.52%	4.75%	5.13%

[1]	After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

►	NISA Investment Advisors, LLC

►	Standish Mellon Asset Management Company, LLC

Portfolio Managers

American Beacon Advisors, Inc.

William F. Quinn Executive Chairman	Since Fund Inception (2004)
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Kirk L. Brown Senior Portfolio Manager, Asset Management	Since Fund Inception (2004)

NISA Investment Advisors, LLC

Dr. Jess Yawitz Chairman, CEO	Since Fund Inception (2004)
Dr. William Marshall President	Since Fund Inception (2004)
Ken Lester Managing Director, Fixed Income and Derivatives	Since Fund Inception (2004)
Anthony Pope Director (Fixed Income), Investment Officer	Since Fund Inception

Standish Mellon Asset Management Company LLC

Robert Bayston Managing Director, Sr. Portfolio Manager	Since 2009

Summary Prospectus ï March 1, 2011	American Beacon Treasury Inflation Protected Securities Fund

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. You also may purchase, redeem or exchange shares of all classes offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for A Class, C Class and Investor Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï March 1, 2011	American Beacon Treasury Inflation Protected Securities Fund
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